KEMPER INCOME TRUST
                            Kemper High Yield Fund II
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 30, 1998

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The following disclosure replaces the relevant disclosure in the "Custodian,
Transfer Agent, and Shareholder Service Agent" section of the Fund's Statement of Additional Information.


Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Pursuant to an agency agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, an affiliate of Scudder Kemper, KSvC serves as transfer agent, dividend paying agent, and "Shareholder Service Agent" of the Fund. Currently, KSvC receives as transfer agent as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement.